                                     CONSENT



February 26, 1996

Mr. Richard E. Staedtler
Chief Financial Officer
Castle Energy Corporation
One Radnor Corporate Center
100 Matsonford Road
Suite 250
Radnor, PA 19087


Dear Rick:



       We hereby consent to the use of our name and reference to our report in the Form 10-K of Castle Energy Corporation for the year ended September 30, 1995.

                                          Sincerely,


                                          /s/Keith N. Mangini
                                          ------------------------------
                                          Authorized Signature





                                          January 29, 1995
                                          ------------------------------
                                          Date